EXIHIBIT 10.24.6

FIFTH AMENDMENT TO AMENDED
AND RESTATED MASTER LEASE

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE (this "Amendment") is made and entered into as of June 1, 2006 (the "Effective Date"), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("HCP"), WESTMINSTER HCP, LLC, a Delaware limited liability company ("Westminster HCP"), TEXAS HCP HOLDING, L.P., a Delaware limited partnership ("Texas HCP"), HCP AL OF FLORIDA, LLC, a Delaware limited liability company ("HCP AL") (HCP, Westminster HCP, Texas HCP, and HCP AL shall be referred to herein, collectively, as their interests may appear, as "Lessor"), on the one hand, and LH ASSISTED LIVING, LLC, a Delaware limited liability company ("LHAL LLC"), SUMMERVILLE AT COBBCO, INC., a California corporation ("Cobbco Inc."), SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company ("Hillsborough LLC"), SUMMERVILLE AT OCOEE, INC., a Delaware corporation ("Ocoee Inc."), SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation ("Port Orange Inc."), SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation ("Prince William Inc."), SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company ("Stafford LLC"), SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company ("Voorhees LLC"), SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation ("Westminster Inc."), SUMMERVILLE AT PINELLAS PARK, LLC, a Delaware limited liability company ("Pinellas LLC"), SUMMERVILLE AT OCALA WEST, LLC, a Delaware limited liability company ("Ocala West LLC"), SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership ("Cy-Fair LP"), SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership ("Friendswood LP"), SUMMERVILLE AT NEW PORT RICHEY, LLC, a Delaware limited liability company ("New Port Richey LLC"), SUMMERVILLE AT LAKELAND, LLC, a Delaware limited liability company ("Lakeland LLC"), SUMMERVILLE AT ST. AUGUSTINE LLC, a Delaware limited liability company ("St. Augustine LLC"), SUMMERVILLE AT OCALA EAST, LLC, a Delaware limited liability company ("Ocala East LLC"), SUMMERVILLE AT VENICE, LLC, a Delaware limited liability company ("Venice LLC"), SUMMERVILLE AT LAKELAND HILLS ASSOCIATES, L.P., a Delaware limited partnership ("Lakeland Hills LP"), SUMMERVILLE AT IRVING ASSOCIATES, L.P., a Delaware limited partnership ("Irving LP"), SUMMERVILLE AT CHESTNUT HILL, LLC, a Delaware limited liability company ("Chestnut Hill LLC"), SUMMERVILLE 9, LLC, a Delaware limited liability company ("Summerville 9"), SUMMERVILLE AT CARROLLWOOD, LLC, a Delaware limited liability company ("Carrollwood LLC"), and SUMMERVILLE AT GAINESVILLE, LLC, a Delaware limited liability company ("Gainesville LLC") (LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, Venice LLC, Lakeland Hills LP, Irving LP, Chestnut Hill LLC, Summerville 9, Carrollwood LLC, and Gainesville LLC shall be collectively, and jointly and severally, referred to herein as "Lessee"), on the other hand, with respect to the following:

RECITALS

A.            Lessor, as "Lessor," and LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, Venice LLC, Lakeland Hills LP, Irving LP, and Chestnut Hill LLC (collectively, and jointly and severally, "Current Lessee"), as "Lessee", are parties to that certain Amended and Restated Master Lease dated as of April 20, 2005 (the "Original Master Lease"), as amended by that certain First Amendment to Amended and Restated Master Lease dated as of September 1, 2005 (the "First Amendment"), that certain Second Amendment to Amended and Restated Master Lease dated as of December 22, 2005 (the "Second Amendment"), that certain Third Amendment to Amended and Restated Master Lease dated as of January 31, 2006 (the "Third Amendment"), and that certain Fourth Amendment to Amended and Restated Master Lease and Consolidation and Restatement of Beckett Lake Facility Master Lease dated as of May 31, 2006 (the "Fourth Amendment," and together with the Original Master Lease, the First Amendment, the Second Amendment, and the Third Amendment, the "Master Lease"), covering the Leased Property of twenty-three (23) mixed skilled nursing and assisted living care Facilities located in California, Connecticut, Florida, Maryland, New Jersey, Ohio, Texas and Virginia. All capitalized terms used in this Amendment and not otherwise defined or modified herein shall have the meanings assigned to such terms in the Master Lease.

B.           Pursuant to the terms of that certain Guaranty of Obligations dated as of April 20, 2005 (as the same has been or may hereafter be amended or reaffirmed from time to time in writing, the "Guaranty"), made by Summerville Senior Living, Inc., a Delaware corporation ("Guarantor") in favor of Lessor, Guarantor guaranteed the obligations of Current Lessee under the Master Lease, all as more particularly described therein.

C.            HCP, as Buyer, and Guarantor, as Seller, have entered into to that certain Contract of Acquisition, dated as of May 31, 2006 (as the same may be amended or modified in accordance with the terms thereof, the "Group 8 Facilities Contract of Acquisition"), pursuant to which HCP is purchasing and acquiring from Guarantor (or pursuant to which Guarantor is causing to be transferred and conveyed to HCP) on and effective as of the Effective Date, the following:

(i)            the real property located in Tampa, Florida and more particularly described on Exhibit A-24 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Carrollwood Facility"); and

(ii)            the real property located in Gainesville, Florida and more particularly described on Exhibit A-25 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Gainesville Facility").

The Carrollwood Facility and the Gainesville Facility are sometimes referred to herein, individually, as a "Group 8 Facility," and collectively, as the "Group 8 Facilities."

D.            Effective immediately upon the Effective Date and Closing Date {as defined in the Group 8 Facilities Contract of Acquisition), Lessor desires to add to the Leased Property and lease to Lessee, and Lessee desires to lease from Lessor, the Group 8 Facilities, and each of them, upon the terms and conditions set forth in the Master Lease, as amended by this Amendment.

E.            Lessor and Lessee desire to enter into this Amendment to effectuate the matters set forth in the above Recitals, all as more particularly described herein.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessor and Lessee hereby agree as follows:

1.           Leasing. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased Property of the Group 8 Facilities upon all of the terms and conditions set forth in the Master Lease, as amended by this Amendment. All references herein and in the Master Lease to a "Facility" or "Facilities" shall mean each Facility (as defined in the Master Lease) together with the Group 8 Facilities, and each of them.

2.           Joint and Several Liability of Lessee. From and after the Effective Date,

Carrollwood LLC and Gainesville LLC shall {i) be jointly and severally liable for all of the obligations of the "Lessee" under the Master Lease, as hereby amended, and (ii) assume jointly and severally with Current Lessee, all obligations of "Lessee" arising under the Master Lease, as hereby amended, on, prior to or after the Effective Date.

3.            [Intentionally Omitted]

4.            Modifications to Terms of the Master Lease. Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:

(a)            New Definitions. Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 4(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) to read, in their entireties, as follows:

"Allocated Group 8 Facility Buyer's Transaction Costs: With respect to each Group 8 Facility, an amount equal to the Group 8 Facility Buyer's Transaction Costs, multiplied by the following applicable percentages relating to such Facility:

(a)	Carrollwood Facility:	50%

(b)	Gainesville Facility:	50%

Total:	100%"

"Carrollwood Facility: That certain Facility located in Tampa, Florida."

"Gainesville Facility: That certain Facility located in Gainesville, Florida."

"Group 8 Facilities Contract of Acquisition: As defined in Recital C of this Amendment."

"Group 8 Facility(ies): Each of those Facilities identified as a Group 8 Facility on Exhibit C attached hereto."

"Group 8 Facility Buyer's Transaction Costs: The 'Buyer's Transaction Costs' as defined in the Group 8 Facilities Contract of Acquisition."

"Group 8 Facility Escalator: An amount equal to the greater of (i) Seventy-Five Percent (75%) of the applicable CPI Increase or (ii) Two and Three-Quarters Percent (2.75%)."

"Group 8 Facility Partial Lease Year CPI Increase: For purposes of determining the Group 8 Facility Purchase Price, the percentage increase, if any, in (i) the Cost of Living Index published for the month which is two (2) months prior to the date of closing of Lessee's purchase of the Leased Property of the applicable Group 8 Facility, over (ii) the Cost of Living Index published for the month which is two (2) months prior to the commencement of the then current Lease Year in which such closing occurs."

"Group 8 Facility Purchase Price: With respect to each Group 8 Facility at any given time, the sum of:

(i)           the Allocated Initial Investment with respect to such Group 8 Facility, as increased each Lease Year from and after the applicable Restatement Date for such Facility by the greater of (A) the Fixed Adjustment Factor (cumulative and compounded) for such Facility (and, as also increased by the Fixed Adjustment Factor on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1st) day of a Lease Year with respect to such Facility) or (B) the applicable CPI Increase (cumulative and compounded) for such Facility commencing upon the expiration of the first (1St) Lease Year with respect to such Facility, and upon the expiration of each Lease Year thereafter with respect to such Facility (and, as also increased by the Group 8 Facility Partial Lease Year CPI Increase on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1st) day of a Lease Year with respect to such Facility); plus

(ii)           any Capital Addition Costs paid, funded or accrued by Lessor withrespect to such Group 8 Facility, as increased from and after the date of each such payment, funding or accrual by Lessor of any such Capital Addition Costs by the greater of (A) Fixed Adjustment Factor each Lease Year (cumulative and compounded) for such Facility (and, as also increased by the Fixed Adjustment Factor on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (18) day of a Lease Year with respect to such Facility) or (B) the applicable CPI

Increase (cumulative and compounded) for such Facility commencing upon the expiration of the first (1st) Lease Year with respect to such Facility, and upon the expiration of each Lease Year thereafter with respect to such Facility (and, as also increased by the Group 8 Facility Partial Lease Year CPI Increase on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1st) day of a Lease Year with respect to such Facility).

For purposes of this definition of "Group 8 Facility Purchase Price," "Fixed Adjustment Factor" shall mean Three Percent (3%); provided, however, that if the closing of Lessee's purchase of the Leased Property of the applicable Group 8 Facility occurs on a date other than the first (1st) day of a Lease Year with respect to such Facility, then such "Fixed Adjustment Factor" as of the date of such closing shall mean Three Percent (3%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360)."

"Group 8 Facility Put Event Price: With respect to any Group 8 Facility at any given time, the sum of (i) the Minimum Repurchase Price for such Facility, plus (ii) an amount which, upon the closing, equals an annually compounded return equal to the applicable Group 8 Facility Escalator per year on (A) the Allocated Initial Investment for such Facility accruing from and after the applicable Restatement Date for such Facility and (B) any Capital Addition Costs funded by Lessor for such Facility accruing from and after the date of funding; provided, however, that if the closing of Lessee's purchase of the Leased Property of the applicable Group 8 Facility occurs on a date other than the first (18) day of a Lease Year with respect to such Facility, then for purposes of determining the annually compounded return applicable for the Lease Year in which such closing occurs, the Group 8 Facility Escalator shall be an amount equal to the greater of (A) Seventy-Five Percent (75%) of the Group 8 Partial Lease Year CPI Increase or (ii) Two and Three-Quarters Percent (2.75%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360)."

(b)           Supplemented Definitions. The following definitions appearing in Article II of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) shall be supplemented as follows:

Annual Minimum Capital Project Amount: With respect to each Group 8 Facility, during each Lease Year with respect to such Group 8 Facility, the following amounts:

(i)             With respect to the Carrollwood Facility, $37,200.00; and

(ii)             With respect to the Gainesville Facility, $40,800.00.

Notwithstanding the foregoing, Lessor and Lessee acknowledge that the initial Annual Minimum Capital Project Amount for each Group 8 Facility represents an amount equal to (A) the number of licensed units located at such Group 8 Facility times  (B) Four Hundred Dollars ($400.00). In the event that the number of licensed units for any Group 8 Facility is increased or decreased in accordance with the terms of the Master Lease, as hereby amended, the Annual Minimum Capital Project Amount for such Group 8 Facility shall be increased, or decreased, as applicable, by an amount equal to (1) the number of such licensed units increased or decreased at such Group 8 Facility times (2) Four Hundred Dollars ($400.00).

Annual Minimum Capital Project Amount Overage: With respect to each Group 8 Facility for any Lease Year, an amount equal to (a) the sum of (i) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects for such Group 8 Facility in the immediately preceding two (2) Lease Years and for which Lessor has received paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to evidence such expenditures, verifying the cost and payment of funding such Capital Projects, and an Officer's Certificate certifying that the applicable item(s) of Capital Projects have been completed, less (ii) the amounts disbursed by Lessor to Lessee from any Replacement Reserve on account of such Capital Projects to such Group 8 Facility in accordance with the terms of Section 9.3.1 of the Master Lease, as hereby amended, in excess of (b) the Annual Minimum Capital Project Amount for such Group 8 Facility for such prior two (2) Lease Year period.

Deed: With respect to each Group 8 Facility, "Deeds" as defined in the Group 8 Facilities Contract of Acquisition.

Fair Market Rental: With respect to each Group 8 Facility, the definition of Fair Market Rental applicable to the Group 2 Facilities, the Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility and the Beckett Lake Facility, but in each instance relating to such Group 8 Facility.

Lease Year: With respect to each Group 8 Facility, the first Lease Year for such Group 8 Facility shall be the period commencing on the applicable Restatement Date with respect to such Group 8 Facility and ending May 31 2007, and each subsequent Lease Year for any Group 8 Facility shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year for each Group 8 Facility during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term for such Facility.

Restatement Date: With respect to each Group 8 Facility, the Effective Date of this Amendment, which shall also be the commencement date of the Master Lease, as hereby amended, with respect to each such Group 8 Facility.

Transaction Documents: The meaning given to such term in the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment), together with this Amendment and the Group 8 Facilities Contract of Acquisition.

(c)           Definition of Lessee. The definition of "Lessee" appearing in Article II of the Original Master Lease (as amended and restated pursuant to the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) shall be further amended and restated to have the meaning given to such term in the preamble of this Amendment.

(d)           Amendment to Letter of Credit Amount. From and after the Effective Date hereof, the percentage "7.1%" appearing in the definition of "Letter of Credit Amount" in Article II of the Original Master Lease (as amended and restated pursuant to the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) shall read "6.3%."

(e)            Leased Property; Tenn. The phrase "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities and the Chestnut Hill Facility, the applicable Restatement Date" appearing in the last paragraph of Article I of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility and the Group 8 Facilities, the applicable Restatement Date."

(f)            Minimum Rent. With respect to each Group 8 Facility:

(i)            For the period from the Effective Date through the expiration of the first (1st) Lease Year with respect to such Group 8 Facility, Lessee shall pay to Lessor as monthly "Allocated Minimum Rent" for such Group 8 Facility at the times and in the manner provided in Section 3.1 of the Master Lease, as hereby amended, the amount allocated to and set forth or determined pursuant to the formula opposite such Group 8 Facility on Exhibit C to the Master Lease, as hereby amended. The first monthly payment of Allocated Minimum Rent for each such Group 8 Facility shall be payable on the Effective Date (prorated as to any partial calendar month at the beginning of the Term with respect to each such Facility); and

(ii)            Commencing upon the expiration of the first (18t) Lease Year for each Group 8 Facility and upon the expiration of each Lease Year thereafter during the Fixed Term for such Group 8 Facility, the then current monthly Allocated Minimum Rent for such Group 8 Facility for such Lease Year shall be increased by an amount equal to the Group 8 Facility Escalator.

(iii)            For the first (1St) Lease Year of each Extended Term for each Group 8 Facility, if any, the monthly Allocated Minimum Rent for such Group 8 Facility shall be equal to the greater of (a) the then current monthly Fair Market Rental for such Facility and (b) the monthly Allocated Minimum Rent payable for such Group 8 Facility during the last Lease Year of the immediately preceding Term, as increased by the Group 8 Facility Escalator.

(iv)           Commencing upon the expiration of the first (1st) Lease Year of each Extended Term, if any, for each Group 8 Facility and upon the expiration ofeach Lease Year thereafter during such Extended Term, the then current monthly Allocated Minimum Rent for such Group 8 Facility shall be increased by an amount equal to the Group 8 Facility Escalator.

(v)          The last paragraph of 3.1 of the Original Master Lease shall apply with respect to any adjustment of the Allocated Minimum Rent with respect to any Group 8 Facility pursuant to clauses (ii), (iii), and (iv) above.

(vi)          Lessee shall continue to pay all Minimum Rent with respect to the balance of the Facilities at the times, in the manner and in the amounts set forth in or determined by the Master Lease, as hereby amended.

(g)            Condition of the Leased Property. The phrase "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities and the Chestnut Hill Facility, the applicable Restatement Date" appearing in clause (ii) and in clause (b) of Section 7.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility and the Group 8 Facilities, the applicable Restatement Date," in each instance.

(h)            Maintenance and Repair. The phrase "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities and the Chestnut Hill Facility, the applicable Restatement Date" appearing in Section 9.1.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility and the Group 8 Facilities, the applicable Restatement Date."

(i)            Capital Projects. The phrases "Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility and Beckett Lake Facility" and "Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility or Beckett Lake Facility" appearing a number of times in Section 9.3 of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) are hereby amended to read "Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility, Beckett Lake Facility and Group 8 Facilities" and "Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility, Beckett Lake Facility or Group 8 Facility" respectively, in each instance.

(j)            Liens. The phrase "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities and the Chestnut Hill Facility, the applicable Restatement Date, with respect to such Group 3 Facility, Group 4 Facility, Group 5 Facility and the Chestnut Hill Facility" appearing in Section 11.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility and the Group 8 Facilities, the applicable Restatement Date, with respect to such Group 3 Facility, Group 4 Facility, Group 5 Facility, the Chestnut Hill Facility and Group 8 Facility."

(k)            Casualty. For purposes of Section 14.2.1 and 14.2.2 of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment), the purchase price as provided therein with respect to any Group 8 Facility shall be the Group 8 Facility Purchase Price immediately prior to such damage or destruction.

(1)            Condemnation. For purposes of Section 15.1.4 of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment), Lessor shall be entitled to receive from any Award relating to any Group 8 Facility, subject to the rights of Facility Mortgagees, no less than the applicable Group 8 Facility Purchase Price immediately prior to the institution of the Condemnation.

(m)           Events of Default. The phrase "the Group 3 Facility Contract of Acquisition, the Group 4 Facilities Contract of Acquisition, the Group 5 Facilities Contract of Acquisition, the Chestnut Hill Facility Contract of Acquisition and/or the Beckett Lake Facility Contract of Acquisition" appearing in each of Sections 16.1(a) and 16.1(k) of the Original Master Lease (as amended by the First. Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) is hereby replaced with the phrase "the Group 3 Facility Contract of Acquisition, the Group 4 Facilities Contract of Acquisition, the Group 5 Facilities Contract of Acquisition, the Chestnut Hill Facility Contract of Acquisition, the Beckett Lake Facility Contract of Acquisition and/or the Group 8 Facilities Contract of Acquisition."

(n)           Lessee's Obligation to Purchase. For purposes of Section 16.5 of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment), the amount required to be paid by Lessee upon any exercise of Lessor's rights to require Lessee to purchase a Group 8 Facility following a Put Event pursuant to such Section shall be equal to the applicable Group 8 Facility Put Event Price for such Facility, plus, in any event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date) under the Master Lease, as hereby amended, with respect to such Group 8 Facility.

(o)           Quiet Enjoyment. The phrase "Group 3 Facilities, Group 4 Facilities, the Group 5 Facilities or the Chestnut Hill Facility, the applicable Restatement Date" appearing in Section 32.1 of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hilt Facility or the Group 8 Facilities, the applicable Restatement Date."

(p)           Lessee's Option to Purchase.

(i)            Section 35.1.6 of the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) is hereby further amended to read, in its entirety, as follows:

"35.1.6                   Group 8 Facilities. Provided no Event of Default has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of all (but not less than all) of the Group 8 Facilities upon the expiration of the tenth (10th) Lease Year of the Group 8 Facilities, for an amount equal to the sum of the applicable Group 8 Facility Purchase Price for all of the Group 8 Facilities."

(ii)            A new Section 35.1.7 is added to the Original Master Lease to read, in its entirety, as follows:

"35.1.7                   General. Lessee shall exercise the option(s) to purchase the Leased Property set forth in Sections 35.1.1, 35.1.2, 35.1.3, 35.1.4 and/or 35.1.5 above, as applicable, by (i) opening an escrow (the 'Escrow') with and by depositing either (1) cash or (2) a letter of credit from a financial institution and in form in each case acceptable to Lessor, the sum of Two and One-Half Percent (2.5%) of (A) with respect to the Group 1 Facility(ies), the Minimum Repurchase Price, (B) with respect to the Group 3 Facilities and Group 4 Facilities, the sum of (x) the Group 3 Facility Purchase Price for all of the Group 3 Facilities,plms (y) the Group 4 Facility Purchase Price for all of the Group 4 Facilities (as reasonably estimated by Lessor with respect to any Group 4 Facility for which the Group 4 Facility Purchase Price has not yet been determined), (C) with respect to the Group 5 Facilities, the Group 5 Facility Purchase Price for all of the Group 5 Facilities (as reasonably estimated by Lessor with respect to any Group 5 Facility for which the Group 5 Facility Purchase Price has not yet been determined), (D) with respect to the Chestnut Hill Facility, the Chestnut Hill Facility Purchase Price (as reasonably estimated by Lessor with respect to such Facility if the Chestnut Hill Facility Purchase Price has not yet been determined), (E) with respect to the Beckett Lake Facility, the Beckett Lake Facility Purchase Price, and (F) with respect to the Group 8 Facilities, the Group 8 Facility Purchase Price for all of the Group 8 Facilities (as reasonably estimated by Lessor with respect to any Group 8 Facility for which the Group 8 Facility Purchase Price has not yet been determined) (the `Opening Deposit') and a copy of this Lease with a national title company reasonably acceptable to Lessor ("Escrow Holder") and giving written notice to Lessor of such deposit with Escrow Holder no earlier than fifteen (15) months and not less than twelve (12) months prior to the expiration of (u) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, (v) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, (w) with respect to the Group 5 Facilities, the tenth (10th) Lease Year of the Group 5 Facilities, (x) with respect to the Chestnut Hill Facility, the tenth (10th) Lease Year of the Chestnut Hill Facility, (y) with respect to the Beckett Lake Facility, the tenth (1061) Lease Year of the Beckett Lake Facility, and (z) with respect to the Group 8 Facilities, the tenth (10th) Lease Year of the Group 8 Facilities, and (ii) delivering to Lessor concurrent with such notice a reaffirmation of the Guaranty executed by Guarantors stating, in substance, that Guarantors' obligations under the Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon proper and timely exercise of such option. If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee. No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee's exercise of such option in strict accordance with the provisions hereof. In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on or within ten (10) days after the expiration of (i) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Tell'', as applicable, (ii) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, (iii) with respect to the Group 5 Facilities, the tenth ( 10th) Lease Year of the Group 5 Facilities, (iv) with respect to the Chestnut Hill Facility, the tenth (10th) Lease Year of the Chestnut Hill Facility, (v) with respect to the Beckett Lake Facility, the tenth (10th) Lease Year of the Beckett Lake Facility, and (vi) with respect to the Group 8 Facilities, the tenth (10th) Lease Year of the Group 8 Facilities, but in all cases subject to any delays resulting from (A) a cause described in Section 45.1.16 below or (B) Lessor's breach of its obligations set forth in this Section 35 (the 'Outside Closing Date')."

(q)    Exhibits and Schedules.

(i)           auplements to Exhibit A. Exhibits A-24 and A-25  attached hereto is hereby appended to and shall become part of Exhibit A to the Master Lease.

(ii)           Replacement of Exhibit C and Schedule 7.4.1. Exhibit C  and Schedule 7.4.1 to the Original Master Lease (as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment) are hereby further amended and replaced, in their entirety, with Exhibit C and Schedule 7.4.1  attached hereto, respectively.

5.           Representations and Warranties of Lessee. As of the Effective Date hereof, each Lessee represents and warrants to the Lessor as follows:

(a)            Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b)            This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.

(c)            Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee's condition, financial or otherwise, or Lessee's prospects or the Leased Property.

(d)            No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e)            The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.

6.           Financing Statement Amendments. Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor's security interest in the Collateral (including the Collateral relating to the Group 8 Facilities).

7.           Reaffiimation of Master Lease and Treatment Thereof. Lessor and Lessee hereby acknowledge, agree and reaffirm  that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and the Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.

8.            Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Master Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

9.           Transfer Consideration. Lessor and Lessee acknowledge that (a) the Transfer Consideration Facilities currently consist of the Group 1 Facilities and the Group 2 Facilities only, (b) the Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Beckett Lake Facility and the Group 8 Facilities are not deemed Transfer Consideration Facilities, and (c) Lessee shall have no obligation to pay Transfer Consideration in connection with any Transfer relating to such Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility, the Beckett Lake Facility or Group 8 Facilities.

10.            Repair and Maintenance Required at the Group 8 Facilities. Lessee shall, at its own cost and expense, complete on or before August 30, 2006 all of the repair and maintenance work to each of the Group 8 Facilities set forth on Appendix A attached hereto (the "Required Repair Work") in a good and workmanlike manner acceptable to Lessor in its reasonable discretion and otherwise in the manner required pursuant to the terms of Article IX of the Master Lease, as hereby amended; provided, however, that with respect to the Foundation-Related Required Repair Work, the same shall be completed in a good and workmanlike manner acceptable to Lessor in its sole and absolute discretion and otherwise in the manner required pursuant to the terms of Article IX of the Master Lease, as hereby amended. Without in any way limiting Lessor's rights pursuant to Article IX and Section 26.1 of the Master Lease, as hereby amended, Lessor and its agents shall have the right to inspect the Leased Property of either or both of the Group 8 Facilities and any portion thereof and all systems contained therein at any reasonable time to determine Lessee's compliance with its obligations under this Paragraph 10. Lessee shall reimburse Lessor for all costs and expenses incurred by Lessor in connection with the inspections provided for in this Paragraph 10 promptly following its receipt of Lessor's invoice therefore, which costs shall not exceed One Thousand Dollars ($1,000.00), together with all experts and consultants costs incurred by Lessor in addition to the foregoing $1,000 in connection with the inspection of the Foundation-Related Required Repair Work, which Lessor currently estimates to be approximately One Thousand Seven Hundred Fifty Dollars ($1,750.00). Upon completion of the Required Repair Work, Lessee shall deliver to Lessor (i) evidence that the Required Repair Work has been completed in a manner acceptable to Lessor in its reasonable discretion or sole and absolute discretion, as applicable, (ii) copies of all paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to evidence the expenditures relating to the completion of such Required Repair Work, along with an Officer's Certificate certifying that such Required Repair Work has been completed, and (iii) to the extent applicable, affidavits, lien waivers or other evidence reasonably satisfactory to Lessor showing that all materialmen, laborers, subcontractors and any other parties who might or could claim statutory or common law liens and are furnishing or have furnished material or labor to the Leased Property of the Group 8 Facilities have been (or upon receipt of a sum certain will be) paid all amounts due for labor and materials furnished to the Leased Property of such Group 8 Facilities. Lessor and Lessee acknowledge and agree that, pursuant to the terms of the Group 8 Facilities Contract of Acquisition, HCP, as "Buyer" under the Group 8 Facilities Contract of Acquisition, held back Thirty Thousand Five Hundred Dollars ($30,500.00) (the "Holdback Amount") of the "Purchase Price" (as defined in the Group 8 Facilities Contract of Acquisition) payable on the Closing Date by HCP to Guarantor, as "Seller" under the Group 8 Facilities Contract of Acquisition, as additional security to ensure the performance by Lessee of its obligations hereunder with respect to the Foundation-Related Required Repair Work (as defined in Appendix A attached hereto) at the Carrollwood Facility. Provided Lessee completes the Foundation-Related Required Repair Work on or before August 30, 2006 in accordance with the provisions of this Paragraph 10, then HCP shall pay to Guarantor the Holdback Amount within ten (10) Business Days following Lessee's completion of the Foundation-Related Required Repair Work and delivery to Lessor of each of the items set forth in clauses "(i)" through "(iii)" above relating to such Foundation-Related Required Repair Work. The failure by Lessee to complete any of the Required Repair Work on or before August 30, 2006 in accordance with the provisions of this Paragraph 10, or the failure by Lessee to otherwise perform or comply with its obligations under this Paragraph 10, shall be deemed an Event of Default under the Master Lease, as hereby amended. In addition to the foregoing, Lessor and Lessee acknowledge and agree that the failure by Lessee to complete the Foundation-Related Required Repair Work shall result in a forfeiture by Guarantor of the Holdback Amount, pursuant to the terms of the Group 8 Facilities Contract of Acquisition.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

LESSOR:	HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

	By:	/s/ Edward J. Henning
Edward J. Henning
	Its	Senior Vice President	:

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Brian J. Maas
(signature)
	Name:	Brian J. Maas
(print)

WESTMINSTER HCP, LLC,
a Delaware limited liability company

	By:	HCPI/Tennessee, LLC,
a Delaware limited liability company,
its Sole Member

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Edward J. Henning
	Its:	Edward J. Henning
Senior Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Brian J. Maas
(signature)
	Name:	Brian J. Maas
(print)

LESSOR (Continued):	TEXAS HCP HOLDING, L.P.,
a Delaware limited partnership

	By:	Texas HCP G.P., Inc.,
a Delaware corporation

	By:	/s/Edward J. Henning
Edward J. Henning
	Its:	Senior Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Brian J. Mass
(signature)
	Name:	Brian J. Maas
(print)

HCP AL OF FLORIDA, LLC,
a Delaware limited liability company

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Edward J. Henning
	Its:	Edward J. Henning
Senior Vice President

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Brian J. Mass
(signature)
	Name:	Brian J. Mass
(print)

LESSEE:	LH ASSISTED LIVING, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT COBBCO, INC.,
a California corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT HILLSBOROUGH, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT PORT ORANGE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PRINCE WILLIAM, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT WESTMINSTER, INC.,
a Maryland corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PINELLAS PARK, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA WEST, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P.,
a Delaware limited partnership

	By:,	Summerville at CY-Fair, LLC
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT FRIENDSWOOD ASSOCIATES,
L.P., a Delaware limited partnership
	By:,	Summerville at Friendswood, LLC
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT NEW PORT RICHEY, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT ST. AUGUSTINE LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA EAST, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VENICE, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND HILLS
ASSOCIATES, L.P., a Delaware limited partnership

	By:	Summerville at Lakeland Hills, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT IRVING ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Irving, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT CHESTNUT HILL, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE 9, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT CARROLLWOOD, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT GAINESVILLE, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

The undersigned Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that (A) its obligations under the Guaranty shall extend to Lessee's duties, covenants and obligations pursuant to the Master Lease, as hereby amended, and (B) the Guaranty as hereby reaffirmed and extended shall be for the benefit of each party comprising Lessor under the Master Lease, as hereby amended.

SUMMERVILLE SENIOR LIVING, INC.,
a Delaware corporation

By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)